UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                                 Amendment No. 2
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2005

                           American Vantage Companies
             (Exact name of registrant as specified in its charter)

          Nevada                         0-10061               04-2709807
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)        Identification No.)

         4735 South Durango Drive - Suite 105
                   Las Vegas, Nevada                          89147
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (702) 227-9800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Notes

Terminology

Throughout this Amendment No. 2 to Current Report on Form 8-K/A, the terms the "we," "us," "our" and "our company" refers to American Vantage Companies and, unless the context indicates otherwise, its wholly-owned subsidiaries on a consolidated basis.

Amendment of Original Form 8-K, Filed April 25, 2005

This Amendment No. 2 to our Current Report on Form 8-K (Date of Report: April 19, 2005), filed with the Securities and Exchange Commission on April 25, 2005 (the "original Form 8-K"), is intended to update and supplement the disclosures contained in the original Form 8-K and Amendment No. 1 to the original Form 8-K, filed with the SEC on May 23, 2005 ("Amendment No. 1"), and should be read in conjunction with the original Form 8-K and Amendment No. 1.

Forward-Looking Statements

Statements contained in this Amendment No. 2 to the original Form 8-K include "forward-looking statements" within the meaning of such term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized. Such forward-looking statements generally are based on our best estimates of future results, performances or achievements, predicated upon current conditions and the most recent results of the companies involved and their respective industries. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "could," "should," "project," "expect," "believe," "estimate," "anticipate," "intend," "continue," "potential," "opportunity" or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

Item 3.01 to the original Form 8-K is hereby amended by the addition of the following disclosures:

We have received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, dated May 24, 2005, that informed us that the Nasdaq staff has advised the department of the delinquency in filing our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005. The letter noted that the Nasdaq Listing Qualifications Panel that we appeared before on Thursday, May 19, 2005 is considering the filing delinquency with respect to our March 31, 2005 Form 10-QSB in rendering its determination regarding the continued listing of our common stock on The Nasdaq SmallCap Market. Although not delinquent as of the date of the hearing, we voluntarily advised the panel that we anticipated not filing our March 31, 2005 Form 10-QSB by its required extended filing date of May 23, 2005.

At the hearing, we addressed the issue of public interest concerns raised by the Nasdaq staff under Nasdaq Marketplace Rules 4300 and 4330(a)(3) based on the staff's determination that we are a "public shell" due to the staff's belief that we lack a sustainable, on-going business. We addressed these matters at the hearing, noting such matters as our continuing operational activities in the entertainment industry, a profitable 49% interest in the Border Grill Restaurant located in Las Vegas, Nevada, our strategic growth strategy and the status of various acquisition and other projects. In addition to addressing the public interest concerns issue, after advising the panel that our March 31, 2005 Form 10-QSB would not be filed until on or about June 4, 2005, we requested that the panel grant us a waiver of Nasdaq Marketplace Rule 4310(c)(14) with respect to the then anticipated delinquency in filing our March 31, 2005 Form 10-QSB.


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The hearing was originally scheduled to address the failure to file our Annual
Report on Form 10-KSB for the fiscal year ended December 31, 2004 in accordance with Nasdaq's Marketplace Rule 4310(c)(14). We filed the 2004 Form 10-KSB on May 10, 2005. By letter, dated May 16, 2005, Nasdaq notified us that, although the Form 10-KSB had been filed, the public interest concerns issue would be considered at the hearing.

As we had noted in the original Form 8-K and Amendment No. 1, we had received a letter from Nasdaq, dated April 12, 2005, that advised us of Nasdaq's public interest concerns in view of our recently consummated disposition of our American Vantage Media Corporation subsidiary, as disclosed in our Current Report on Form 8-K (Date of Report: March 21, 2005), filed with the SEC on March 25, 2005. Nasdaq's April 12th letter noted that the disposition had made it necessary for Nasdaq to review our eligibility for continued listing on The Nasdaq Stock Market. The April 12th letter then requested that we provide Nasdaq with our specific plan for future operations and compliance with all of Nasdaq's continued listing requirements in accordance with Nasdaq's Marketplace Rule 4330(c). A further letter from Nasdaq, dated April 25, 2005, notified us that we were to address why we believed we should not be deemed a public shell at the May 19th hearing.

We are awaiting the panel's determination of the matters brought before the hearing. An adverse determination by the panel could result in the delisting of our common stock on The Nasdaq SmallCap Market. Although we believe that we are not a "public shell" and that the consummation of any of the transactions contemplated by our strategic growth strategy should result in our continuing to operate a sustainable, on-going business, as well as our belief that the panel will waive the delinquency in the filing of our March 31, 2005 Form 10-QSB, there can be no assurances given that: (a) the panel will grant our request for continued listing of our common stock on The Nasdaq SmallCap Market, (b) our efforts to employ strategic growth strategy will result in the acquisition of entities or businesses on terms as favorable as anticipated, (c) any acquisition will result in growth in operating income or profits to us or (d) we will file our March 31, 2005 Form 10-QSB on or before June 4, 2005.

We have disseminated a press release, dated May 27, 2005, noting the issues addressed at the hearing before the Nasdaq Listings Qualification Panel and the receipt of the May 24, 2005 letter from Nasdaq. A copy of the press release is furnished as Exhibit 99.3 to this Amendment No. 2 to the original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Listed below are all exhibits to this Amendment No. 2 to our Current Report on Form 8-K/A.

   Exhibit
   Number     Description
    99.3      Press Release of American Vantage Companies, dated May 27, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 2005

                                       American Vantage Companies

                                       By: /s/ Ronald J. Tassinari
                                           -------------------------------------
                                           Ronald J. Tassinari
                                           President and Chief Executive Officer


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                           American Vantage Companies
         Amendment No. 2 to Form 8-K/A (Date of Report: April 19, 2005)

                                  Exhibit Index

   Exhibit
   Number       Description
    99.3       Press Release of American Vantage Companies, dated May 27, 2005.


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